UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 30, 2009

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 361-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2009, G. Kregg Lunsford, the Executive Vice President, Chief Financial Officer and Treasurer of Cal Dive International, Inc. (the “Company”), agreed to accept a position as the Company’s Executive Vice President – Eastern Hemisphere.  He will relocate to Singapore.  Until his replacement is chosen, Mr. Lunsford will continue to serve as the Company’s Chief Financial Officer and Treasurer.  The Company has commenced a search for a new Chief Financial Officer to replace Mr. Lunsford.

Item 7.01

Regulation FD Disclosure

The following information is being provided under Form 8-K, Item 7.01, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.

On September 1, 2009, the Company issued the press release included herein as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

   (d)

Exhibits.

99.1	Press release issued by Cal Dive International, Inc. on September 1, 2009, entitled “Cal Dive CFO Takes on New Role to Lead Eastern Hemisphere Business”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa Manget Buchanan
Lisa Manget Buchanan Executive Vice President, and General Counsel

Date:   September 1, 2009